SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 31, 2011

HUNT GLOBAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-138184	51-0431963
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer incorporation) Identification Number)

10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380

(Address of Principal Executive Offices) (Zip Code)

281-825-5000

Registrant's telephone number, including area code

TOMBSTONE TECHNOLOGIES, INC.

 (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERD SALE OF EQUITY SECURITIES.

In January 2011, we issued 200,000 shares of common stock to one consultant as compensation for consulting services.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.  The certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The recipient was knowledgeable about our operations and financial condition.  The recipient had knowledge and experience in financial and business matters that allowed it to evaluate the merits and risk of receipt of these securities.  The recipient was an accredited investor.

In January 2011, four warrant/option holders exercised their warrant/options and we issued an aggregate of 223,333 shares of common stock to them for the aggregate consideration of $9,000.  These transactions was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.  The certificates issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. These transactions did not involve a public offering. The recipients were knowledgeable about our operations and financial condition.  The recipients had knowledge and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

ITEM 5.02     DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS.

Neil Cox and John Harris resigned as directors effective January 31, 2011.  On January 31, 2011, we held our annual meeting of shareholders at which time the shareholders elected three directors:  Jewell S. Hunt, Lisa A. Hunt and George T. Sharp.   The Board appointed Mr. Hunt as Chairman of the Board of Directors. The Board appointed Ms. Hunt as Executive Co-Chairwoman of the Board of Directors.   The Board of Directors appointed Mr. Sharp as the Chief Executive Officer (CEO), Ms. Hunt as the President and Mr. Hunt as the Secretary of the Corporation.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

The following Articles of Amendment were approved by the majority vote of shareholders at the annual meeting of shareholders on January 31, 2011 and effective on January 31, 2011, as previously described in our Definitive Proxy Statement filed on December 30, 2010 with the Securities and Exchange Commission.

1.

The name of the corporation was changed to: Hunt Global Resources, Inc.

(The old name was Tombstone Technologies, Inc.)

2.

The number of authorized shares of common stock as increased to 500,000,000 shares of common stock.

(The previous number of authorized shares of common stock was 100,000,000 shares of common stock.)

3.

Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

(Previously, a vote of shareholders was required in connection with corporate action.)

Effective January 31, 2011, our Board of Directors amended our Bylaws to provide: that the number of directors shall be a minimum of one director and a maximum of ten directors; and that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following are the voting results on the proposals from our annual meeting of shareholders on January 31, 2011.

1.

Proposal to elect three directors for a term of one year each or until their successors are elected and qualified.

Shares Voted For
George T. Sharp	76,580,976
Jewel S. Hunt	76,585,143
Lisa A. Hunt	76,585,143
Other:	0

2.

Proposal to amend the Articles of Incorporation of the Company to provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

Number of Shares Voted FOR	76,294,643
Number of Shares Voted AGAINST	301,250
Number of Shares ABSTAINING	0

3.

Proposal to amend the Articles of Incorporation of the Company to change the name of the Company to HUNT GLOBAL RESOURCES, INC.

Number of Shares Voted FOR	77,759,730
Number of Shares Voted AGAINST	0
Number of Shares ABSTAINING	0

4.

Proposal to amend the Articles of Incorporation of the Company to provide that there are authorized 500,000,000 shares of common stock.

Number of Shares Voted FOR	77,184,193
Number of Shares Voted AGAINST	300,000
Number of Shares ABSTAINING	275,537

5.

Proposal to ratify the appointment of Ham, Langston & Brezina LLP as the Company’s independent auditor for the fiscal years ending December 31, 2010 and 2011

Number of Shares Voted FOR	77,759,730
Number of Shares Voted AGAINST	0
Number of Shares ABSTAINING	0

6.

Proposal to recommend by, non-binding vote, the frequency of executive compensation votes; and

One Year	497,704
Two Years	301,667
Three Years	75,544,322
Abstain	1,233,892

ITEM 8.01     OTHER EVENTS.

We anticipate that our stock trading symbol (currently “TMCI”) will be changed in the near future to more closely reflect our new corporate name of HUNT GLOBAL RESOURCES, INC.  In the future, we will issue a new Form 8-K and a press release about the new stock trading symbol.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.	Description

3(i)	Articles of Amendment of Articles of Incorporation

3(ii)	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNT GLOBAL RESOURCES, INC.

January 31, 2011

By: /s/George T. Sharp

George T. Sharp

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3(i)	Articles of Amendment of Articles of Incorporation

3(ii)	Amendment to Bylaws